Exhibit 10.5
FIFTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AGREEMENT
     FIFTH AMENDMENT, dated as of March 31, 2008 (this “Amendment”), to the Amended and Restated Loan Agreement dated as of August 13, 2002 (the “Agreement”), among FURMANITE LIMITED (the “Borrower”), FURMANITE WORLDWIDE, INC. (“Holding”), the financial institutions from time to time party thereto (the “Banks”) and BANK OF SCOTLAND, as Agent for the Banks (in such capacity, the “Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower and Holding have requested that Furmanite International Finance Limited, a company organized under the laws of England and a wholly owned Subsidiary of Holding (“FIFL”), be permitted to make borrowings under the Agreement (the “Transaction”);
     WHEREAS, the Borrower and Holding have also requested that several other amendments be made to the Agreement;
     WHEREAS, subject to the terms and conditions set forth herein, the Agent has agreed to permit FIFL to make borrowings under the agreement and the parties have agreed to amend the Agreement as set forth herein;
     NOW, THEREFORE, it is agreed:
     Section 1. Definitions. Terms used in this Amendment which are defined in the Agreement shall have the meanings specified therein (unless otherwise defined herein).
     Section 2. Amendments. Upon the Amendment Effective Date (as defined in Section 3 below):
     2.1 The Loans. Section 2.1(b) of the Agreement is amended by deleting Section 2.1(b) in its entirety and substituting, in lieu thereof, the following Section 2.1(b):
     (b) Subject to the terms and conditions set forth herein, each Bank severally agrees at any time and from time to time during the Commitment Period to make loans to the Borrower or FIFL (each a “Revolving Credit Loan” and collectively, the “Revolving Credit Loans”) up to its Revolving Credit Loan Commitment; provided that, on the date of the making of any Revolving Credit Loan (and after giving effect thereto), the aggregate principal amount of Revolving Credit Loans outstanding on such date (plus the aggregate amount (or Dollar Equivalent thereof) of all LC Obligations on such date) shall not exceed the Total Revolving Credit Loan Commitment then in effect. During the Commitment Period, the Borrower or FIFL may utilize the Revolving Credit Loan Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part without premium or penalty (except as otherwise provided by Section 3-11), and reborrowing, all in accordance with the terms and conditions hereof. Revolving Credit Loans shall be made from each Bank pro rata on the basis of the Revolving Credit Loan

Commitment of such Bank. Except as otherwise provided in this Agreement or the Notes, the Borrower and FIFL promise to pay to the Banks all outstanding Revolving Credit Loans on the Maturity Date together with accrued interest thereon determined in accordance with the terms of this Agreement or the Notes and as shown in records made in accordance with manual, computerized, electronic or other record-keeping systems used from time to time by the Banks.
     2.2 Notice of Borrowing. Section 2.1(e) of the Agreement is amended by deleting Section 2.1(e) in its entirety and substituting, in lieu thereof, the following Section 2.1(e):
     (e) The amounts payable by the Borrower and FIFL at any time hereunder and under the Notes to each Bank shall be a separate and independent debt and (subject to the provisions of Section 9) each Bank shall be entitled to protect and enforce its rights arising out of this Agreement and its Notes (or either of them), and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes, it being understood (x) that no Bank (other than the Agent) may seek to realize upon any security or Collateral nor seek to enforce any Guarantee Agreement or other Security Document or the obligations of any Person under any of the other Loan Documents without the consent of the Required Banks and (y) that such rights and remedies may be exercised by the Agent for the benefit of the Banks upon the terms of such Loan Documents and this Agreement and (z) the Banks shall be entitled to enforce their respective claims in respect of the Revolving Credit Loans under this Agreement or the Notes and any defect, defence to enforceability, limitation, imperfection or invalidity of the Notes shall not impair or restrict the right of the Banks to enforce their respective claims in respect of the Revolving Credit Loans under this Agreement or affect the enforceability of this Agreement and the Borrower and FIFL hereby irrevocably and unconditionally agree to indemnify and keep indemnified the Banks against any loss or liability arising from any defect, defence to enforceability, limitation, imperfection or invalidity of the Notes or any unenforceability of this Agreement arising therefrom.
     2.3 Notice of Borrowing. Section 2.2(a) of the Agreement is amended by deleting Section 2.2(a) in its entirety and substituting, in lieu thereof, the following Section 2.2(a):
     (a) The Borrower, for itself or as agent for FIFL, shall give at least four Business Days’ prior written notice (a “Notice of Borrowing”) to the Agent of the date (which shall be a Business Day during the Commitment Period) of each proposed borrowing hereunder (the “Borrowing Date”). Such notice shall specify (subject to the provisions of this Agreement) (i) the Borrowing Date, (ii) the total amount of the proposed borrowing, expressed in Dollars, which shall be in a minimum amount of $500,000 if a Base Rate (US) Loan and $500,000 if a Libor Loan (or, if greater, in integral multiples of $100,000 in each case) provided that the aggregate principal amount of such borrowing must equal or be less than the Unutilized Revolving Commitments (after giving effect to all other Notices of Borrowings for Revolving Credit Loans and Issuance Requests pending at such time) at such time, (iii) whether such borrowing is by the Borrower or FIFL (iv) the Type of Loan which such borrowing will initially be, (v) whether such Loan will be a Libor Loan or a Base Rate (US) Loan and, if a Libor Loan,

the requested Interest Period therefor, (vi) [intentionally deleted], and (vii) [intentionally deleted]. Notwithstanding the foregoing, however, Base Rate (US) Loans may be made upon two Business Days’ telephone notice, Closing Office Time, by the Borrower to the Agent (confirmed as soon as possible thereafter in writing). Unless otherwise agreed to by the Agent and the Borrower, the Notice of Borrowing for all Loans after the Closing Date shall be substantially in the form of Exhibit A hereto.
     2.4 The Notes. Exhibit B to the Agreement is amended by deleting said Exhibit B and substituting, in lieu thereof, Exhibit B attached to this Amendment. Section 2.3 of the Agreement is amended by deleting Section 2.3 in its entirety and substituting, in lieu thereof, the following Section 2.3:
          Section 2.3. The Notes.
     (a) The obligations of the Borrower and, FIFL to pay the principal of, and interest on, the Revolving Credit Loans of each Bank shall be evidenced by a promissory note of the Borrower and FIFL payable to the order of such Bank substantially in the form of Exhibit B hereto (as such-note may be from time to time be amended, supplemented, restated or otherwise modified, a “Revolving Credit Note”).
     (b) The Revolving Credit Notes are entitled to the benefits of this Agreement and shall be secured by the Security Documents.
     (c) The principal amount of all Revolving Credit Loans of each Bank outstanding from time to time, and interest accrued thereon, shall be recorded on the records of such Bank and, prior to any transfer of, or any action to collect, its Revolving Credit Note, the unpaid principal amount of the Revolving Credit Loans evidenced thereby shall be endorsed on the reverse side of such Revolving Credit Note, together with the date of such endorsement and the date to which interest has been paid; any failure to make such endorsement and provide such other information, however, shall not affect the obligations of the Borrower or FIFL hereunder or under the Notes. The obligations of the Borrower and FIFL to pay principal and interest in respect of each Revolving Credit Note shall be limited to the unpaid principal amount of the Revolving Credit Loans evidenced thereby and unpaid interest accrued for the periods during which such Loans are outstanding.
     2.5 Mandatory Prepayments of Revolving Credit Loans. Section 2.5(a) of the Agreement is amended by deleting Section 2.5(a) in its entirety and substituting, in lieu thereof, the following Section 2.5(a):
     (a) The Borrower and FIFL shall prepay the Revolving Credit Loans on any day and on the effective date of any reduction or termination in the Total Revolving Credit Loan Commitment hereunder to the extent that the aggregate principal amount of such Loans on such date shall exceed the amount equal to (x) the amount of the Total Revolving Credit Loan Commitment in effect on such date less (y) the Dollar Equivalent of the LC Obligations at such time; if the Total Revolving Credit Loan Commitment is terminated in full, then the Borrower and FIFL shall immediately prepay in full the aggregate outstanding principal amount of all Revolving Credit Loans. Repayments pursuant to this Section shall first be made against (to the extent available) outstanding Revolving Credit Loans which are Libor Loans having an Interest Period ending on the date of such repayment, then to Base Rate (US) Loans, as directed by the Borrower and FIFL by written (or telephonic, promptly confirmed in writing) notice to the Agent or, in the absence of such direction, by the Agent.
     2.6 Rate of Interest. Section 3.1 of the Agreement is amended by deleting Section 3.1 in its entirety and substituting, in lieu thereof, the following Section 3.1:
     3.1 Rate of Interest. The Borrower and FIFL agree to pay interest in respect of the unpaid principal amount of each Loan from time to time outstanding from. the date the proceeds thereof are made available to the Borrower or FIFL until maturity (whether by acceleration or otherwise) at the following interest rates: (i) each Libor Loan, at a rate per annum for each Interest Period applicable thereto equal to (x) LIBOR for such Interest Period plus (y) the Eurocurrency Differential, and (ii) each Base Rate (US) Loan, at a rate per annum equal to (x) the Base Rate (US), such rate to change as and when such Base Rate (US) changes, plus (y) the Base Rate (US) Differential.
     2.7 Interest Payment Dates. Section 3.2 of the Agreement is amended by deleting Section 3.2 in its entirety and substituting, in lieu thereof, the following Section 3.2:
     3.2 Interest Payment Dates. Interest on and prior to maturity in respect of each Loan shall be payable in arrears (i) if such Loan is (x) a Libor Loan, on the last day of each Interest Period applicable thereto and, if such Interest Period is longer than three months, at the end of each three-month interval within such Interest Period or (y) a Base Rate (US) Loan, on the last Business Day of each calendar quarter after the making thereof and on the last day of any Interest Period applicable thereto, (ii) upon any prepayment or repayment of such Loan in full (to the extent accrued on the amount prepaid or repaid) and (iii) at maturity (whether by acceleration or otherwise). The Agent shall endeavor to notify the Borrower and FIFL prior to each such interest payment date of the amount to be paid by the Borrower and FIFL on such date, but no failure by the Agent to do so shall in any way affect the obligations of the Borrower and FIFL hereunder to timely pay the full amount of interest due when due; however, no such amount paid in reliance on such a notice, or paid in accordance with the good faith calculations of the Borrower and FIFL in the absence of such a notice, shall constitute an Event of Default under Section 9.1 unless the Borrower and FIFL shall fail to timely pay the full amount of any further adjustment as may be appropriate pursuant to notice to the Borrower and FIFL from the Agent.
     2.8 Obligations. Annex I of the Agreement is amended by deleting the definition of “Obligations” and substituting, in lieu thereof, the following definition of “Obligations”:
     “Obligations” shall mean all obligations of the Borrower, Holding, FIFL and each of the other Loan Parties with respect to the repayment or performance of any obligations (monetary or otherwise) arising under or in connection with this Agreement and each other Loan Document.
     Section 3. Conditions Precedent. The amendments provided for by this Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent shall satisfied to the satisfaction of the Agent or waived in writing by the Agent in its sole discretion:
     3.1 Default etc. As of the Amendment Effective Date, (a) there shall exist no Default or Event of Default, (b) all representations and warranties made by the Borrower and Holding in this Amendment, the Agreement or in the other Loan Documents or otherwise made by the Borrower or Holding in writing in connection herewith or therewith shall be true and correct in all respects with the same effect as though such representations and warranties had been made at and as of such time except to the extent such representations and warranties were made only as of a specific date, and (c) each of the Borrower and Holding shall have performed all obligations and agreements and complied with all covenants and conditions required by this Amendment, the Agreement and the other Loan Documents to be performed or complied with by it prior to or as of such time.
     3.2 Documents. The Agent shall have received the following documents, each executed and delivered by each of the parties thereto:
     (a) this Amendment; and
     (b) a Sixth Amended and Restated Promissory Note.
     3.3 Proceedings and Documents. All corporate and legal proceedings and all documents in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents which the Agent may have reasonably requested in connection with the transactions contemplated by this Amendment, such documents where appropriate to be certified by proper corporate officials or Government Authorities.
     3.4 Approvals and Consents. All orders, permissions, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by, any Government Authority, or any other Person, required to authorize or required in connection with the execution, delivery and performance of this Amendment and the transactions contemplated hereby by the Borrower and Holding shall have been obtained.
     3.5 Fees and Expenses. All reasonable legal fees and expenses (through the Amendment Effective Date) of the Agent’s US, UK and other local or special counsel in connection with the transactions contemplated by this Amendment shall have been paid in full.
     Section 4. Representations,Warranties and Covenants.
     (a) Each of the Borrower and Holding hereby represents and warrants to the Agent and the Banks that as of the date hereof (a) there exists no Default or Event of Default, (b) all representations and warranties made by the Borrower and Holding in this Amendment, the

Agreement or in the other Loan Documents or otherwise made by the Borrower or Holding in writing in connection herewith or therewith are true and correct in all respects with the same effect as though such representations and warranties had been made at and as of such time except to the extent such representations and warranties were made only as of a specific date, and (c) each of the Borrower and Holding has performed all obligations and agreements and complied with all covenants and conditions required by this Amendment, the Agreement or in the other Loan Documents to be performed or complied with by it prior to or as of such time.
     (b) The Borrower and Holding hereby represent and warrant to the Agent and the Banks that FIFL does not presently and will not at any time in the future have any assets or liabilities other than intercompany loans evidenced by the Intercompany Note and does not presently will not at any time in the future engage in any business other than intercompany financings.
     Section 5. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.
     Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.
     Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

FURMANITE LIMITED

By:	/s/ Howard C. Wadsworth

Name: Title:	Howard C. Wadsworth Director

FURMANITE WORLDWIDE, INC.

By:	/s/ Howard C. Wadsworth

Name: Title:	Howard C. Wadsworth Vice President

FURMANITE INTERNATIONAL FINANCE LIMITED

By:	/s/ Howard C. Wadsworth

Name: Title:	Howard C. Wadsworth Director

BANK OF SCOTLAND, in its capacity as Agent and as a Bank

By:

Name:
Title:
[Signature Page to Fifth Amendment]